[LETTERHEAD SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP]
                                919 THIRD AVENUE

                               NEW YORK 10022-3897

                               TEL: (212) 735-3000
                               FAX: (212) 735-2000

March 21, 1997

Third Avenue Trust
767 Third Avenue

New York, New York 10022-2023

         Re:      Third Avenue Trust --
                  Registration Statement on Form N-1A
                  (File Nos. 33-20891 and 811-8039)

Ladies and Gentleman:

         We have acted as counsel to Third Avenue Trust, a Delaware business trust (the "Trust"), in connection with the Trust's Registration Statement on Form N1-A filed with the Securities and Exchange Commission (the "Commission") on January 28, 1997 (the "Registration Statement") and relating to the issuance by the Trust of an indefinite number of shares of beneficial interest, par value of $0.001 per share (the "Shares"), pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended (the "Act"). Two series of the Trust have been authorized, Third Avenue Value Fund and Third Avenue Small-Cap Value Fund.

         In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the Registration Statement, (ii) the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") and the By-laws of the Trust, (iii) the Trust's Certificate of Trust,
(iv) copies of the resolutions adopted by the Board of Trustees of the Trust relating to the authorization, issuance and sale of Shares, the filing of any Registration Statement and any amendments or supplements thereto and related matters and (v) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth herein. In such examination, we have assumed the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies, the genuineness of all signatures, and the legal capacity of all natural persons. As to any facts material to the opinions expressed herein which we have not independently established or verified, we have relied upon statements and representations of officers and other representatives of the Trust and others.

         Members of our firm are admitted to the Bar in the State of New York, and we do not express any opinion as to the laws of any other jurisdiction other than the Business Trust Act of the State of Delaware.


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         Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be issued and sold for cash at the per-share public offering price on the date of their issuance in accordance with statements in the Trust's prospectus included in the Registration Statement and in accordance with the Declaration of Trust, (ii) all consideration for the Shares will be actually received by the Trust, and (iii) all applicable securities laws will be complied with, it is our opinion that, when issued and sold by the Trust, the Shares will be legally issued, fully paid and nonassessable.

         This opinion is rendered to you in connection with the Registration Statement and is solely for your benefit. Except as specifically set forth herein, this opinion is not to be used, circulated, quoted or otherwise referred to or relied on for any other purpose or by any other person without our express written permission.

         We hereby consent to the filing of this opinion with the Commission as
Exhibit 10 to the Registration Statement. We also consent to the reference to our firm under the heading "Legal Counsel" in the Registration Statement. In giving this consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the Commission.

                                                      Very truly yours,

                           /s/ Skadden, Arps, Slate, Meagher & Flom LLP
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